EXHIBIT 10.6

COMPUTER SCIENCES CORPORATION

EMPLOYEE INCENTIVE PLAN

AWARD AGREEMENT

This Award Agreement (“Award Agreement”) is made and entered into as of _____________________ (the “Grant Date”) by and between Computer Sciences Corporation, a Nevada corporation (the “Company”), and ________________________, a full-time employee of the Company and/or one or more of its subsidiaries (the “Employee”).

This Award Agreement granting the Employee an award under the Plan (the “Award”) shall be subject to all of the terms and conditions set forth in the Computer Sciences Corporation ____ Employee Incentive Plan (the “Plan”) [as amended by the Rules of the Computer Sciences Corporation ________ Employee Incentive Plan for French Employees (the “French Plan”) (together, the “Plan”)]1 [as amended by the UK Sub-Plan (the “UK Sub-Plan”)]2, this Agreement, and the Additional Terms and Conditions document attached hereto and incorporated herein by reference.

[For RSUs]  Award Granted:                                                                                     [(the “Target Units”)]3 [the “RSU Shares”)]4

[For Options]:  The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase ___________________ shares of Common Stock (the “Option Shares”) at an exercise price of $____________________ per share (the “Exercise Price”), which option shall expire at 5:00 p.m., California, U.S.A. time, on ______________________ (the “Expiration Date”) [subject to extension for six months upon death as set forth herein]5 [and shall be subject to all of the terms and conditions set forth in the UK Sub-Plan and this Agreement] 6 (the “Option”).  The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each of the dates indicated below, the Option shall become exercisable to purchase (“vest with respect to”) the number of the Option Shares indicated below across from such date:

Number of Option Shares Vesting                                                                           Date

[NUMBER OF SHARES]                                                                [DATE]
[NUMBER OF SHARES]                                                                [DATE]
[NUMBER OF SHARES]                                                                [DATE]
[NUMBER OF SHARES]                                                                [DATE]
[NUMBER OF SHARES]                                                                [DATE]

1 For awards made pursuant to the French Subplan only.

2 For awards made pursuant to the UK Subplan only.

3 For performance based RSUs only.

4 For career shares and service based shares..

5 For awards made pursuant to the French Subplan only.

6 For awards made pursuant to the UK Subplan only.

[This option is intended to qualify as a French-qualified option and the Option Shares may not be sold until four years from Grant Date unless the French Plan and the Additional Terms and Conditions document provide otherwise.] 7

IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be duly executed as of the Grant Date.

COMPUTER SCIENCES CORPORATION

By ______________________________
    [Michael W. Laphen
    President and Chief Executive Officer]

By ______________________________
     [Michael J. Mancuso
     Vice President and Chief Financial Officer]

EMPLOYEE

___________________________________________
«Name_x»

The Employee acknowledges receipt of the Plan and a Prospectus relating to this award, and further acknowledges that he or she has reviewed this Agreement and the related documents and accepts the provisions thereof.

___________________________________________
«Name_x»
«Address_Line_1»
«Address_Line_2»
«Address_Line_3»
«Address_Line_4»
«Address_Line_5»

7 For awards made pursuant to the French Subplan only.